UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 6, 2011 (May 31, 2011)

CORONUS SOLAR INC.
formerly, INSIGHTFULMIND LEARNING, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On May 31, 2011 (effective June 1, 2011), our engagement of Raven Kopelman as Chief Programmer was terminated by mutual agreement. Mr. Kopelman’s engagement was evidenced by Exhibit 10.4 to the Form S-1 registration statement we filed on November 7, 2008. Mr. Kopelman will continue to serve as a member of our board of directors and as a member of our audit committee. Mr. Kopelman had no disagreements with us over practices, policies or operations.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 31, 2011 (effective June 1, 2011), our engagement of Raven Kopelman as Chief Programmer was terminated by mutual agreement. Mr. Kopelman’s engagement was evidenced by Exhibit 10.4 to the Form S-1 registration statement we filed on November 7, 2008. Mr. Kopelman will continue to serve as a member of our board of directors and as a member of our audit committee. Mr. Kopelman had no disagreements with us over practices, policies or operations.

On May 31, 2011, we approved Jeff Thachuk’s continuing engagement with us, as revised, to serve as our Chief Executive Officer. Effective June 1, 2011, reflecting a full-time commitment, Mr. Thachuk shall receive a salary of CAD $8,000 per month to serve as Chief Executive Officer. Mr. Thachuk's predecessor engagement was evidenced by Exhibit 10.3 to the Form S-1 registration statement we filed on November 7, 2008.

ITEM 7.01	REGULATION FD DISCLOSURE.

We announced today that we, being the sole shareholder of Coronus Energy Corp. (“Coronus”), approved the Vacant Land Purchase Agreement (the “Joshua Tree East Agreement”) entered into by Coronus on May 9, 2011, as reported in our Form 8-K filed with the SEC on May 16, 2011; and, in conjunction with the approval, the close of escrow under the agreements was extended to June 30, 2011. Additionally, we announced the approval of Jeff Thachuk’s continuing engagement with us, as revised, to serve as our Chief Executive Officer. Effective June 1, 2011, reflecting a full-time commitment, Mr. Thachuk shall receive a salary of CAD $8,000 per month to serve as Chief Executive Officer. We also announced the continuing engagement of Raven Kopelman as Chief Programmer was mutually terminated, effective June 1, 2011. Concurrently, we terminated the office of Chief Programmer. This position and office are no longer required, as, on November 2, 2009, we redirected our business from delivering educational courses over the Internet to the deployment and operation of utility-scale solar power systems in the State of California. Mr. Kopelman continues to serve as a Director and as a Member of the Audit Committee.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of June, 2011.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors